EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”), dated as of March 15, 2005 (the “Effective Date”), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Banks,” and individually, “Bank”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), Bank of Oklahoma, N.A., U.S. Bank National Association and Hibernia National Bank (hereinafter collectively referred to as “Existing Banks,” and individually, “Existing Bank”) are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

WHEREAS, pursuant to the Credit Agreement, Existing Banks have made revolving loans to Borrower;

WHEREAS, in connection with the execution of this Second Amendment, certain of the Existing Banks (herein referred to as “Assigning Banks”) have entered into Assignment and Acceptance Agreements with Comerica Bank and Bank of Scotland (herein referred to as “Assignee Banks”), pursuant to which such Assigning Banks assigned to Assignee Banks, and Assignee Banks acquired from such Assigning Banks (as applicable), a portion of each such Assigning Bank’s Commitments and a portion of the Revolving Loans and Letter of Credit Exposure held by each such Assigning Bank under the Credit Agreement; and

WHEREAS, Schedule 1.1 attached hereto reflects the Commitments of each Bank after giving effect to the Assignment and Acceptance Agreements described above; and

WHEREAS, Borrower has designated Castle Texas Exploration Limited Partnership, a Texas limited partnership (“Castle”), as a “Restricted Subsidiary” under the Credit Agreement; and

WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, (ii) establish a Borrowing Base of $60,000,000 to be effective as of the Effective Date and continuing until the next Redetermination or other adjustment (as provided in the Credit Agreement) of the Borrowing Base thereafter, and (iii) consent to certain transactions more particularly described in Section 3 hereof; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

1.1 Amendment to Definitions. The definitions of “Commitment Fee Percentage,” “Letter of Credit Fee,” “Loan Papers,” “Permitted Senior Unsecured Debt,” “Redetermination,” “Redetermination Date,” “Restricted Payment,” “Restricted Subsidiary,” “Scheduled Redetermination,” “Special Redetermination” and “Unrestricted Subsidiary” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

“Commitment Fee Percentage” means, on any date, the percentage determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

Ratio of Outstanding Credit to Borrowing Base	Commitment Fee Percentage
> 1.0 to 1	0.500%
≥ .90 to 1 and ≤ 1.0 to 1	0.500%
≥ .75 to 1 and < .90 to 1	0.375%
≥ .50 to 1 and < .75 to 1	0.375%
< .50 to 1	0.300%

“Letter of Credit Fee” means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

Ratio of Outstanding Credit to Borrowing Base	Per Annum Letter of Credit Fee Percentage
> 1.0 to 1	2.750%
≥ .90 to 1 and ≤ 1.0 to 1	2.250%
≥. 75 to 1 and < .90 to 1	2.000%
≥. 50 to 1 and < .75 to 1	1.750%
< .50 to 1	1.500%

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignment and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

“Permitted Senior Unsecured Debt” means senior unsecured Debt of Borrower resulting from the issuance by Borrower of its senior unsecured notes in an aggregate outstanding principal balance at any time of not greater than $150,000,000, and which (a) has a coupon rate of not greater than nine percent (9%), (b) has a due date not earlier than April 1, 2015, (c) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which are more restrictive on Borrower than those set forth in the Offering Memorandum, and (d) except in connection with a “change of control” put option or certain other triggering events relative to asset dispositions as set forth in the Offering Memorandum, does not provide for or otherwise require any mandatory redemption, repayment, defeasance, repurchase or other amortization prior to scheduled maturity.

“Redetermination” means any Scheduled Redetermination, Special Redetermination, Manti Redetermination, or other redetermination of the Borrowing Base pursuant to Section 4.4. Notwithstanding anything to the contrary contained herein, no redetermination of the Borrowing Base pursuant to Section 4.4 shall be deemed or construed to be a Special Redetermination.

“Redetermination Date” means (a) with respect to any Scheduled Redetermination, each April 1 and October 1, commencing October 1, 2005, (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination, (c) with respect to any redetermination of the Borrowing Base pursuant to Section 4.4, the date of the consummation of any applicable Asset Disposition, and (d) with respect to any Manti Redetermination, each Manti Redetermination Date. The Closing Date and the Effective Date (as

defined in the Second Amendment) shall also constitute Redetermination Dates for purposes of this Agreement.

“Restricted Payment” means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of any Unrestricted Subsidiary, other than Guarantees of Permitted Senior Unsecured Debt permitted by Section 9.1(e) hereof, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or (e) the retirement, redemption or payment by Borrower or any Affiliate of Borrower of any part of the principal of the Permitted Senior Unsecured Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.

“Restricted Subsidiary” means, as of the Effective Date (as defined in the Second Amendment), DEC, Castle and Piper, and shall also mean any other Subsidiary of Borrower which Borrower hereafter designates as a “Restricted Subsidiary;” provided, that, no Subsidiary of Borrower will be a Restricted Subsidiary unless (a) one hundred percent (100%) of its issued and outstanding Equity has been pledged to Administrative Agent to secure the Obligations pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and (b) it has executed a Facility Guaranty.

“Scheduled Redetermination” means any Redetermination of the Borrowing Base pursuant to Section 4.2.

“Special Redetermination” means any Redetermination of the Borrowing Base pursuant to Section 4.3.

“Unrestricted Subsidiary” means any Subsidiary of Borrower which is not a Restricted Subsidiary and shall include, as of the Effective Date (as defined in the Second Amendment), Amber, Big Dog and Shark.

1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

“Offering Memorandum” means that certain preliminary offering memorandum dated February 25, 2005 relating to the Permitted Senior Unsecured Debt.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of March 15, 2005, among Borrower, Administrative Agent and Banks party thereto.

1.3 Deletion of Definitions. Section 1.1 of the Credit Agreement shall be amended to delete the following definitions from such Section: “Conforming Borrowing

Base,” “Debt Issuance Reduction Amount,” “Mandatory Debt Issuance Redetermination” and “Title Approved Properties.”

1.4 Amendment to Borrowing Base Provisions. Article IV of the Credit Agreement shall be amended and restated to read in full as follows:

“ARTICLE IV

BORROWING BASE

Section 4.1 Reserve Report; Proposed Borrowing Base. The aggregate amount of credit available to Borrower under this Agreement shall be limited by a Borrowing Base (herein so called) which shall be determined by Banks at the times and in accordance with the standards and procedures set forth in this Article IV. As soon as available and in any event by February 28 and August 31 of each year, commencing August 31, 2005, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30, respectively. Simultaneously with the delivery to Administrative Agent and each Bank of each Reserve Report, Borrower shall notify Administrative Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect).

Section 4.2 Scheduled Redeterminations of the Borrowing Base; Procedures and Standards. Based in part on the Reserve Reports made available to Banks pursuant to Section 4.1, Banks shall redetermine the Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 4.1 or Section 4.3 (as applicable), (b) such Borrowing Base shall not exceed the Total Commitment then in effect, (c) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such Redetermination, such Borrowing Base shall be approved by all Banks, and (d) to the extent such Borrowing Base represents a decrease in the Borrowing Base in effect prior to such Redetermination, or a reaffirmation of such prior Borrowing Base, such Borrowing Base shall be approved by Required Banks. Each Redetermination shall be made by Banks in their sole discretion. Without limiting such discretion, Borrower acknowledges and agrees that Banks (i) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of the Credit Parties, (iv) are not required to consider any asset other than Proved Mineral Interests owned by Borrower which are subject to first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks to the extent required by Section 5.1 hereof, and (v) may make such other assumptions, considerations and exclusions as Banks deem appropriate in the exercise of their sole discretion. It is further acknowledged and agreed that each Bank may consider such other credit factors as it deems appropriate in the exercise of its sole discretion and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base in effect prior to such Redetermination. Promptly following any Redetermination of the Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

Section 4.3 Special Redetermination.

(a) In addition to Scheduled Redeterminations and the other Redeterminations provided for in this Article IV, Borrower and Required Banks shall each be permitted to request a Special Redetermination of the Borrowing Base once in each period between Scheduled Redeterminations. Any request by Required Banks pursuant to this Section 4.3(a) shall be submitted to Administrative Agent and Borrower. Any request by Borrower pursuant to this Section 4.3(a) shall be submitted to Administrative Agent and each Bank and at the time of such request Borrower shall (A) deliver to Administrative Agent and each Bank a Reserve Report, and (B) also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

(b) Any Special Redetermination shall be made by Banks in accordance with the procedures and standards set forth in Section 4.2; provided, that, no Reserve Report will be required to be delivered to Administrative Agent and Banks in connection with any Special Redetermination requested by Required Banks pursuant to Section 4.3(a) above.

Section 4.4 Asset Disposition Adjustment. In addition to the other Redeterminations provided for in this Article IV, Required Banks shall be permitted to redetermine the Borrowing Base in connection with, and simultaneously with, the consummation of an Asset Disposition described in the proviso of Section 9.5(b), and reduce the Borrowing Base by an amount equal to the Borrowing Base value of the Borrowing Base Properties which are the subject of such Asset Disposition (which shall be the Borrowing Base value assigned thereto by Administrative Agent and approved by Required Banks). In the event Required Banks elect to redetermine the Borrowing Base in accordance with this Section 4.4, Administrative Agent shall notify Borrower promptly, but in any event no less than one (1) Domestic Business Day prior to the consummation of the Asset Disposition, of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next

Redetermination. Notwithstanding anything to the contrary contained herein, Borrower agrees that any such Redetermination pursuant to this Section 4.4 shall not be construed or deemed to be a Special Redetermination hereunder.

Section 4.5 Borrowing Base Deficiency. To the extent a Borrowing Base Deficiency exists after giving effect to any Redetermination (other than in connection with a Redetermination pursuant to Section 4.4 or Section 4.6 hereof), Borrower shall, within ten (10) days following notice thereof from Administrative Agent, provide written notice (the “Election Notice”) to Administrative Agent stating the action which Borrower proposes to take to remedy such Borrowing Base Deficiency, and Borrower shall thereafter, at its option, either (a) within thirty (30) days following the delivery of the Election Notice, make a prepayment or prepayments of principal on the Revolving Loan in an amount sufficient to eliminate such Borrowing Base Deficiency, and if such Borrowing Base Deficiency cannot be eliminated pursuant to this Section 4.5 by prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), Borrower shall also at such time deposit with Administrative Agent sufficient cash to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 2.1(b) as necessary to eliminate such Borrowing Base Deficiency, (b) eliminate such Borrowing Base Deficiency by making three (3) consecutive mandatory prepayments of principal on the Revolving Loan, each of which shall be in the amount of one-third (1/3rd) of the amount of such Borrowing Base Deficiency, commencing on the first Monthly Date following the delivery of the Election Notice, and continuing on each Monthly Date thereafter, (c) within ninety (90) days following the delivery of the Election Notice, submit (and pledge as collateral pursuant to Article V hereof) additional oil and gas properties owned by Borrower and its Subsidiaries for consideration in connection with the determination of the Borrowing Base which Administrative Agent and Banks deem sufficient in their sole discretion to eliminate such Borrowing Base Deficiency, or (d) eliminate such Borrowing Base Deficiency through a combination of prepayments on the Revolving Loan and submission of additional oil and gas properties for inclusion in the Borrowing Base as set forth in subclauses (a) and (c) above. Notwithstanding the foregoing, upon any Redetermination of the Borrowing Base pursuant to Section 4.4 or Section 4.6 hereof which results in a Borrowing Base Deficiency (or increase in an existing Borrowing Base Deficiency), Borrower shall immediately make a mandatory prepayment of principal on the Revolving Loan in an amount sufficient to eliminate such Borrowing Base Deficiency.

Section 4.6 Manti Redetermination. In addition to the other Redeterminations provided for in this Article IV, Required Banks shall be permitted to make an additional Redetermination of the Borrowing Base on each Manti Redetermination Date (or as of a date shortly thereafter to be designated by Administrative Agent in a notice to Borrower), pursuant to which Required Banks may reduce the Borrowing Base by such amount as Required Banks shall determine in their sole discretion as a result of any downward adjustment to the

Purchase Price or Final Settlement Statement (as each such term is defined in the Manti Acquisition Agreement).

Section 4.7 Borrowing Base As of Second Amendment Effective Date. Notwithstanding anything to the contrary contained herein, the Borrowing Base in effect during the period commencing on the Effective Date (as defined in the Second Amendment) and ending on the effective date of the first Redetermination after such Effective Date shall be $60,000,000.”

1.5 Amendment to Asset Disposition Covenant. Section 9.5 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.5 Asset Dispositions. Borrower will not, nor will Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower’s Mineral Interests, and (b) provided no Event of Default or Borrowing Base Deficiency exists, the sale, lease, transfer, abandonment, exchange or other disposition of other assets; provided, that, no sale, lease, transfer, abandonment, exchange or other disposition by Borrower or any of its Subsidiaries of Borrowing Base Properties with an aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and, in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) in any period between Scheduled Redeterminations (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination) in excess of five percent (5%) of the Borrowing Base then in effect shall be permitted pursuant to this clause (b) unless each of the following conditions is satisfied: (i) Borrower shall have provided Administrative Agent with not less than ten (10) Domestic Business Days written notice of such sale, lease, transfer, abandonment, exchange or other disposition, which notice shall include a specific description of the assets to be sold, leased, transferred, abandoned, exchanged or otherwise disposed, (ii) any Redetermination of the Borrowing Base pursuant to Section 4.4 hereof shall have occurred, (iii) all mandatory prepayments required by Section 2.6 in connection with such sale, lease, transfer, abandonment, exchange or other disposition are made concurrently with the closing thereof, (iv) no Borrowing Base Deficiency will exist after consummation of such sale, lease, transfer, abandonment, exchange or other disposition (and application of the proceeds thereof to the mandatory prepayments required by Section 2.6), and (v) no Default has occurred which is continuing. In no event will Borrower sell, transfer or dispose of any Equity in any Subsidiary nor will any Credit Party issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.”

1.6 Amendment to Financial Covenant. Section 10.2 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“Section 10.2 Consolidated Net Debt to Consolidated EBITDAX. As of the end of the Fiscal Quarter ending December 31, 2004, Borrower will not permit its ratio of Consolidated Total Debt as of the end of such Fiscal Quarter to Consolidated EBITDAX for the four (4) Fiscal Quarter period then ended to be greater than 3.0 to 1.0. As of the end of any Fiscal Quarter thereafter ending on or prior to June 30, 2006, commencing with the Fiscal Quarter ending March 31, 2005, Borrower will not permit its ratio of Consolidated Net Debt as of the end of such Fiscal Quarter to Consolidated EBITDAX for the four (4) Fiscal Quarter period then ended to be greater than 3.5 to 1.0. As of the end of any Fiscal Quarter thereafter, commencing with the Fiscal Quarter ending September 30, 2006, Borrower will not permit its ratio of Consolidated Net Debt as of the end of such Fiscal Quarter to Consolidated EBITDAX for the four (4) Fiscal Quarter period then ended to be greater than 3.0 to 1.0.”

1.7 Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.1 attached to this Second Amendment.

1.8 Schedule 7.13. Schedule 7.13 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 7.13 attached to this Second Amendment.

SECTION 2. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Second Amendment, and subject to the satisfaction of each condition precedent set for in Section 4 hereof, Borrower, Administrative Agent and each Bank agree that the Borrowing Base in effect for the period from and after the Effective Date until the next Redetermination thereafter shall be $60,000,000. Borrower, Administrative Agent and Banks agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.

SECTION 3. Consent and Waiver. Borrower has requested that Banks (a) consent to the Debt Issuance (as such term is defined in the Credit Agreement, as amended through and including the Effective Date) and (b) waive any provision of the Credit Agreement and the other Loan Papers to the extent such provisions prohibit the consummation of such transaction. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof (and in the Credit Agreement, as amended through and including the Effective Date), Banks hereby (A) consent to the Debt Issuance, provided such issuance is consummated on or prior to March 31, 2005, and (B) waive any provision of the Credit Agreement and the other Loan Papers to the extent such provisions prohibit the consummation of the Debt Issuance. The consents and waivers contained in this Section 3 are limited solely to the Debt Issuance, and the applicable provisions of the Credit Agreement to the extent they prohibit the consummation of such transaction, and solely for the time period set forth above. Nothing contained herein shall be deemed (1) a consent to any action other than the consummation of the Debt Issuance within the applicable time period set forth above, or (2) a waiver of any provisions of the Credit Agreement or any other Loan Paper except to the extent any such provision prohibits the consummation of such transaction.

SECTION 4. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 4:

4.1 Notes. Administrative Agent shall have received a Note payable to the order of each Bank (as applicable), each in the amount of such Bank’s Commitment after giving effect to the Assignment and Acceptance Agreements referenced in the recitals hereto.

4.2 Facility Guaranty. Administrative Agent shall have received a Facility Guaranty duly completed and executed by Castle.

4.3 Pledge Acknowledgment. Administrative Agent shall have received a Pledge Acknowledgement, in the form attached to the Borrower Pledge Agreement, duly completed and executed by Borrower and Castle, pursuant to which the Equity of Castle owned by Borrower shall be and become a part of the “Pledged Equity” under and as defined in the Borrower Pledge Agreement.

4.4 Debt Issuance. Prior to the consummation of the Debt Issuance, Administrative Agent shall have received fully executed copies of the Permitted Senior Unsecured Debt Documents (as defined in the Credit Agreement, as amended through and including the Effective Date) and other material documents, instruments and agreements evidencing the terms and conditions of the Permitted Senior Unsecured Debt, together with a certificate from an Authorized Officer of certifying that (1) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, and (2) no material right or obligation of any party thereto has been modified, amended or waived.

4.5 Officer’s Certificate; Opinions, etc. Borrower shall have delivered, or cause to be delivered, to Administrative Agent a certificate of an Authorized Officer of Castle, certificates of Governmental Authorities, a certified copy of the certificate of limited partnership and limited partnership agreement of Castle, certified copies of resolutions of the general partner of Castle and such other documents, instruments and agreements and an opinion of counsel to Castle to evidence the valid corporate existence and authority to conduct business of Castle and the due authorization, execution and delivery of the Facility Guaranty and any other documents related thereto, all in a form and substance satisfactory to Administrative Agent and its counsel.

4.6 No Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default, Event of Default or Borrowing Base Deficiency shall exist.

4.7 Fees and Expenses. Borrower shall have paid (a) all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its

Affiliates, and (b) all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.

4.8 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

SECTION 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Second Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

5.2 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

5.4 Absence of Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

6.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the consents, waivers and amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Second Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

6.3 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment.

6.5 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

6.6 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.7 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

6.8 Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 4 hereof).

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

[Signature pages to follow]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

BORROWER:

DELTA PETROLEUM CORPORATION, a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke
Title:	Chief Financial Officer and Treasurer

Each of the undersigned (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

DELTA EXPLORATION COMPANY, INC., a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke
Title:	Chief Financial Officer

PIPER PETROLEUM COMPANY, a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke
Title:	Chief Financial Officer

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler
J. Scott Fowler,
Vice President

BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler
J. Scott Fowler,
Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

BANK OF OKLAHOMA, N.A.

By:	/s/ Thomas M. Foncannon
Thomas M. Foncannon
Senior Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kathryn A. Gaiter
Kathryn A. Gaiter,
Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

HIBERNIA NATIONAL BANK

By:	/s/ Daria Mahoney
Daria Mahoney,
Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik

Title:	Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

DELTA PETROLEUM CORPORATION, AS BORROWER,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AND THE BANKS PARTY THERETO

BANK OF SCOTLAND

By:	/s/ Karen Welch

Name:	Karen Welch

Title:	Assistant Vice President

[SIGNATURE PAGE]

SCHEDULE 1.1

Financial Institutions

BANKS	COMMITMENT AMOUNT	COMMITMENT PERCENTAGE
JPMorgan Chase Bank, N.A.	$40,000,000.00	20.00%

Bank of Oklahoma, N.A.	$40,000,000.00	20.00%

U.S. Bank National Association	$40,000,000.00	20.00%

Hibernia National Bank	$26,666,666.67	13.3333333334%

Comerica Bank	$26,666,666.67	13.3333333333%

Bank of Scotland	$26,666,666.66	13.3333333333%

Totals:	$200,000,000	100.00%

BANKS	DOMESTIC LENDING OFFICE	EURODOLLAR LENDING OFFICE	ADDRESS FOR NOTICE
JPMorgan Chase Bank, N.A.	131 South Dearborn Mail Code IL1-0010 Chicago, Illinois 60603 Attn: Deborah Turner Tel. No. (312) 385-7081 Fax No. (312) 385-7097 e-mail: deborah_a_turner@bankone.com	131 South Dearborn Mail Code IL1-0010 Chicago, Illinois 60603 Attn: Deborah Turner Tel. No. (312) 385-7081 Fax No. (312) 385-7097 e-mail: deborah_a_turner@bankone.com	131 South Dearborn Mail Code IL1-0010 Chicago, Illinois 60603 Attn: Deborah Turner Tel. No. (312) 385-7081 Fax No. (312) 385-7097 e-mail: deborah_a_turner@bankone.com

Bank of Oklahoma, N.A.	1625 Broadway Suite 1570 Denver, Colorado 80202 Attn: Mary Anne Anderson Tel No. (303) 534-9465 Fax No. (303) 534-9499 e-mail: manderson@bokf.com	1625 Broadway Suite 1570 Denver, Colorado 80202 Attn: Mary Anne Anderson Tel No. (303) 534-9465 Fax No. (303) 534-9499 e-mail: manderson@bokf.com	1625 Broadway Suite 1570 Denver, Colorado 80202 Attn: Allen Rheem Tel No. (303) 534-9463 Fax No. (303) 534-9499 e-mail: hrheem@bokf.com

U.S. Bank National Association	555 SW Oak PD-OR-P7LS Portland, Oregon 97208 Attn: Josie Butalid Tel No. (503) 275-7861 Fax No. (503) 275-8181	555 SW Oak PD-OR-P7LS Portland, Oregon 97208 Attn: Josie Butalid Tel No. (503) 275-7861 Fax No. (503) 275-8181	918 Seventeenth Street DN-CO-BB3E Denver, Colorado 80202 Attn: Kathryn A. Gaiter Tel No. (303) 585-4210 Fax No. (303) 585-4362 e-mail: kathryn.gaiter@usbank.com

Hibernia National Bank	313 Carondelet Street New Orleans, Louisiana 70130 Attn: Joyce Baker Tel No. (504) 533-5352 Fax No. (504) 533-5434 e-mail: jbaker@hibernia.com	313 Carondelet Street New Orleans, Louisiana 70130 Attn: Joyce Baker Tel No. (504) 533-5352 Fax No. (504) 533-5434 e-mail: jbaker@hibernia.com	313 Carondelet Street New Orleans, Louisiana 70130 Attn: Daria M. Mahoney Tel No. (504) 533-2589 Fax No. (504) 533-5434 e-mail: dmahoney@hibernia.com

Comerica Bank	1601 Elm Street 2nd Floor Dallas, Texas 75201 Attn: Peter L. Sefzik Tel No. (214) 969-6538 Fax No. (214) 969-6561 e-mail: peter_l_sefzik@comerica.com	1601 Elm Street 2nd Floor Dallas, Texas 75201 Attn: Peter L. Sefzik Tel No. (214) 969-6538 Fax No. (214) 969-6561 e-mail: peter_l_sefzik@comerica.com	1601 Elm Street 2nd Floor Dallas, Texas 75201 Attn: Peter L. Sefzik Tel No. (214) 969-6538 Fax No. (214) 969-6561 e-mail: peter_l_sefzik@comerica.com

Schedule 1.1 - 1

BANKS	DOMESTIC LENDING OFFICE	EURODOLLAR LENDING OFFICE	ADDRESS FOR NOTICE
Bank of Scotland	______________________ ______________________ ______________________ Attn:__________________ Tel No. (___) ___-____ Fax No. (___) ___-____ e-mail: _________________	______________________ ______________________ ______________________ Attn:__________________ Tel No. (___) ___-____ Fax No. (___) ___-____ e-mail: _________________	______________________ ______________________ ______________________ Attn:__________________ Tel No. (___) ___-____ Fax No. (___) ___-____ e-mail: _________________

Administrative Agent - Address:

1717 Main Street, 4th Floor

Mail Code TX1-2448

Dallas, Texas 75201

Attn: J. Scott Fowler

Tel. No. (214) 290-2162

Fax No. (214) 290-2332

Schedule 1.1 - 2

SCHEDULE 7.13

Organizational Structure

1.	Credit Party: Delta Petroleum Corporation (“Borrower”)

Jurisdiction of Incorporation: Colorado

Jurisdiction of Qualification as a Foreign Corporation: Alabama, California, Kansas, Louisiana, Michigan, Montana, North Dakota, Pennsylvania, South Dakota, Texas and Wyoming.

Authorized, issued and outstanding Equity of Borrower:

Authorized:	Common Stock, $0.01 par value, 300,000,000 shares
Preferred Stock, $0.10 par value, 3,000,000 shares

Issued and Outstanding:	39,349,449 shares of Common Stock
No shares of Preferred Stock

Outstanding warrants, options, subscription rights, convertible securities or other rights to Equity of Borrower: See Attachment.

2.	Credit Party: Delta Exploration Company, Inc. (“DEC”)

Jurisdiction of Incorporation: Colorado

Jurisdiction of Qualification as a Foreign Corporation: Alabama and Pennsylvania.

Authorized, issued and outstanding Equity of DEC:

Authorized:	Common Stock, $0.01 par value, 300,000,000 shares
Preferred Stock, $0.10 par value, 3,000,000 shares

Issued and Outstanding:	100 shares of Common Stock
No shares of Preferred Stock

Outstanding warrants, options, subscription rights, convertible securities or other rights to Equity of DEC: None.

3.	Credit Party: Piper Petroleum Company (“Piper”)

Jurisdiction of Incorporation: Colorado

Jurisdiction of Qualification as a Foreign Corporation: None.

Schedule 7.13 - 1

Authorized, issued and outstanding Equity of Piper:

Authorized:	Common Stock, $0.01 par value, 1,000 shares

Issued and Outstanding:	100 shares

Outstanding warrants, options, subscription rights, convertible securities or other rights to Equity of Piper: None.

4.	Credit Party: Castle Texas Exploration Limited Partnership (“Castle”)

Jurisdiction of Organization: Texas

Jurisdiction of Qualification as a Foreign Corporation: None.

Authorized, issued and outstanding Equity of Castle:

Issued and Outstanding:	% general partner interest held by Borrower

% limited partner interest held by Borrower

Outstanding warrants, options, subscription rights, convertible securities or other rights to Equity of Castle: None.

Schedule 7.13 - 2

Delta Petroleum Corporation

Options/Warrants Outstanding

September 30, 2004

Inside Incentive Plan

Name				Expiration Date	Options/Warrants Granted	Option/Warrant Price	Cash to Delta	Total Options/Warrants Outstanding
Aleron H. Larson, Jr.				09/01/08	160,000	0.0500	8,000.00
				11/05/09	100,000	1.7500	175,000.00
			07/14/00	07/14/10	300,000	3.7500	1,125,000.00
				10/09/10	250,000	5.0000	1,250,000.00
			01/08/01	01/08/11	200,000	3.2900	658,000.00
			08/26/03	08/26/13	500,000	5.2900	2,645,000.00
			10/05/01	10/05/11	175,000	2.3800	416,500.00	1,685,000

Roger A. Parker			07/14/00	07/14/10	300,000	3.7500	1,125,000.00
				10/09/10	250,000	5.0000	1,250,000.00
			01/08/01	01/08/11	200,000	3.2900	658,000.00
			08/26/03	08/26/13	500,000	5.2900	2,645,000.00
			10/05/01	10/05/11	175,000	2.3800	416,500.00	1,425,000

Dawn Cretti			07/14/00	07/14/10	2,500	3.7500	9,375.00

Kevin Nanke				09/01/08	34,047	1.1250	38,302.88
				12/10/08	25,000	1.5625	39,062.50
				05/12/09	100,000	1.7500	175,000.00
				11/05/09	75,000	1.7500	131,250.00
			07/14/00	07/14/10	125,000	3.7500	468,750.00
			01/08/01	01/08/11	100,000	3.2900	329,000.00
			08/26/03	08/26/13	250,000	5.2900	1,322,500.00
			10/05/01	10/05/11	100,000	2.3800	238,000.00	809,047

David Castaneda				11/14/06	0	6.0000	0.00
				11/14/06	25,000	9.7500	243,750.00	25,000

Jerrie Eckelberger				12/31/06	725	2.9800	2,160.50
			02/04/04	02/04/14	20,000	2.3100	46,200.00	20,725

John Keller			02/07/03	02/07/13	20,000	1.8700	37,400.00
			02/04/04	02/04/14	20,000	2.3100	46,200.00	40,000

Russel Lewis			02/07/03	02/07/13	20,000	1.8700	37,400.00
			02/04/04	02/04/14	20,000	2.3100	46,200.00	40,000

James Wallace			02/05/02	02/05/12	2,500	2.0200	5,050.00
			02/07/03	02/07/13	20,000	1.8700	37,400.00
			02/04/04	02/04/14	20,000	2.3100	46,200.00	42,500

Tracy Davison			10/05/01	10/05/11	2,500	2.3800	5,950.00	2,500

Kent Lina			03/21/01	03/21/11	10,000	4.5625	45,625.00
			03/21/01	03/22/11	20,000	4.5625	91,250.00
			03/21/01	03/23/11	20,000	4.5625	91,250.00	50,000

John Wallace			12/08/03	12/08/13	200,000	5.4400	1,088,000.00
Wayne Wise	*		12/08/03	12/08/07	10,000	5.4400	54,400.00
Karl Oserbuhr	*	*	12/08/03	12/08/07	15,000	5.4400	81,600.00
Lylle Coe	*	*	12/08/03	12/08/07	25,000	5.4400	136,000.00
Randy Arnold	*	*	12/08/03	12/08/07	10,000	5.4400	54,400.00

Gary Casteel	*	*	03/01/04	03/01/08	25,000	9.0400	226,000.00

Schedule 7.13 - 3

Delta Petroleum Corporation

Options/Warrants Outstanding

September 30, 2004

Bob Dale	*	*	03/01/04	03/01/08	12,000	9.0400	108,480.00
Sapphire Falls	*	*	03/01/04	03/01/08	5,000	9.0400	45,200.00
Terry Hoffman	*	*	03/01/04	03/01/08	8,000	9.0400	72,320.00
Jacinda Nettik	*	*	03/01/04	03/01/08	7,000	9.0400	63,280.00

Jamie Ainsley			03/28/03	03/28/07	4,000	3.3000	13,200.00
Cathy Lewis			03/28/03	03/28/07	5,000	3.3000	16,500.00
Dayla Quest			03/28/03	03/28/07	5,000	3.3000	16,500.00

Dawn Bradley			08/07/02	08/07/06	3,000	3.2000	9,600.00
Nancy Broustuen			08/07/02	08/07/06	3,500	3.2000	11,200.00
Victoria Crile			08/07/02	08/07/06	5,000	3.2000	16,000.00
John Hopkinson			08/07/02	08/07/06	5,000	3.2000	16,000.00
Laura Jividen			08/07/02	08/07/06	5,000	3.2000	16,000.00
Timothy Phillips Jr.			08/07/02	08/07/06	2,500	3.2000	8,000.00
Kenneth Radigan Jr.			08/07/02	08/07/06	4,170	3.2000	13,344.00
Timothy Smith			08/07/02	08/07/06	5,000	3.2000	16,000.00
Snaryn Thompson			08/07/02	08/07/06	5,000	3.2000	16,000.00
Gloria Vasquez			08/07/02	08/07/06	5,000	3.2000	16,000.00
Julie Whalen			08/07/02	08/07/06	5,000	3.2000	16,000.00
Patty Christopher			08/07/02	08/07/06	15,000	3.2000	48,000.00
Kent Harmony			08/07/02	08/07/06	15,000	3.2000	48,000.00
Timothy Murin			08/07/02	08/07/06	15,000	3.2000	48,000.00
Kent Lina			08/07/02	08/07/06	10,000	3.2000	32,000.00

Cory Knote	*	*	03/29/04	03/29/08	14,000	10.9700	153,580.00
Donald Kincheloe	*	*	04/04/04	04/01/08	21,000	10.8000	226,800.00
Anthony Koester	*	*	04/16/04	04/16/08	5,000	11.6000	58,000.00
Michael McGinnis	*	*	04/16/04	04/16/08	5,000	11.6000	58,000.00
HL Darby	*	*	04/16/04	04/16/08	5,000	11.6000	58,000.00
Joshua Platt	*	*	05/01/04	05/01/08	10,000	13.4300	134,300.00
Greg Olson	*	*	05/25/04	05/25/08	23,000	13.3100	306,130.00

* Vesting over 4 years					4,659,442		$19,206,109.88

** Vesting After 1 year
Average Price per Option inside the Plan							$4.12

					4,659,442

Average Price per Option inside and outside the Plan							$4.12

Schedule 7.13 - 4